Investment in a Joint Venture - Schedule of Investment in a Joint Venture (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024		Dec. 31, 2023		Dec. 31, 2022
Schedule of Investment in a Joint Venture [Abstract]
Opening balance at 1 January	$ 619,690		$ 833,495
Group’s share of the joint venture’s loss for the year:
Loss for the year	(8,383)		(213,805)		$ (283,055)
Cash Received upon liquidation	(256,712)
Loss recognized upon liquidation	(354,595)	[1]		[1]
Investment at 31 December			$ 619,690		$ 833,495

[1]	In February 2024, the Board of Directors passed a resolution to liquidate Vibe Music Arabia, following a comprehensive assessment of its financial and operational performance. The decision was made due to the entity’s underperformance and its inability to meet strategic and financial objectives. The liquidation has resulted in the recognition of a loss of USD 354,595.